Exhibit 10.1
PORTIONS OF THIS EXHIBIT MARKED “[***]” HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY IN PAPER FORM WITH THE SECURITIES AND EXCHANGE COMMISSION.
DSM Pharmaceuticals, Inc.
5900 NW Greenville Blvd.
Greenville, NC 27834
Telephone (252) 707-7629
Telefax (242) 707-7622
Memorandum of Agreement In Respect of the Proposed
Transfer/Development of ST-603 Solution.
THIS MEMORANDUM OF AGREEMENT (this “MOA”), dated this 17th day of September, 2006, is intended to state certain initial agreements between DSM Pharmaceuticals, Inc. (“DSM”), Greenville, NC and Sirion Therapeutics, Inc. (“Sirion”) with respect to the proposed transfer of ST-603 for use in conducting clinical trials and for subsequent commercial production at DSM’s Greenville, NC plant facility.
1.	Purpose. This MOA is intended to permit work to begin promptly on the transfer or development of the Product while the Definitive Agreements, as referenced in Paragraph 2 hereinafter, are negotiated and finalized. The parties agree that DSM will perform certain services for Sirion as more fully described in Schedules A and B attached hereto and incorporated herein by reference, including Schedules A and B as they may hereafter be amended by mutual agreement of the parties in writing.
2.	Definitive Agreements. If DSM and Sirion mutually agree to go forward, after due diligence and other preliminary work, the parties will prepare and negotiate in good faith one or more definitive agreements (the “Definitive Agreements”) as may be appropriate to the transactions contemplated herein, consistent with Schedules A and B. Definitive Agreements may include Pharmaceutical Development Agreement, a Manufacturing and Supply Agreement, and a Quality Agreement.
3.	Confidentiality. Both parties acknowledge and agree to maintain the confidentiality of the preparations and negotiations pursuant to this MOA. For a period of five (5) years from receipt of information disclosed by either party hereunder, the receiving party, including all of its respective representatives, agents, accountants and counsel, shall treat confidentially the information received from the disclosing party in connection with the evaluation of the transactions contemplated hereby, other than publically available information; and will not, without the prior consent of the disclosing party, disclose any

Information to any third party except as required by law. Information shall be deemed “publicly available” if, (i) other than as a result of the breach of the obligation of this MOA, it is or becomes generally available to the public or (ii) it is or becomes a matter of public knowledge, or (iii) if it is within the possession of the receiving party without an obligation of confidentiality or becomes available to the receiving party on a non-confidential basis from another source having no obligation of confidentiality.
4.	Exclusivity. As consideration for the effort and expense to be incurred by DSM in undertaking a detailed analysis and preparation of the Definitive Agreements, Sirion agrees that it will not discuss, negotiate, solicit, or in any manner encourage any proposal, similar to the one under consideration through this MOA, with any third party. Without limitation of the foregoing, Sirion shall not directly or indirectly furnish to any third party any non-public information concerning the proposal or the Product, or otherwise engage in any act related to or likely to induce any actual or potential transaction inconsistent with the intention of this Paragraph 4.
5.	Right of First Refusal to Manufacture. In the event Sirion elects to proceed with commercial marketing of the Product, either alone or through an affiliate, agent, licensee or commercial partner, DSM shall be granted the right of first refusal to be the exclusive or primary source of Product manufacturing for the commercialization effort. In this regard Sirion shall give DSM written notice of its intent to obtain a commercial source of supply of the Product and shall provide DSM the opportunity to contract for the production of the Product. If DSM elects to proceed, it shall notify Sirion in writing within [***] of receipt of Sirion’s written notice; and the Parties shall promptly begin good faith negotiations on the terms and conditions of a long term commercial supply agreement for the Product. The Parties shall have a reasonable time period to complete good faith negotiations, which shall be no less than [***] days after negotiations have been initiated, and, if the Parties are unable to agree upon Product price and other specific supply terms for the Product, Sirion shall have the right to offer the Product to a third party manufacturer, provided Sirion shall not offer the Product to any third party manufacturer on more favorable terms without first giving DSM written notice of such more favorable terms and the opportunity to accept the more favorable terms. DSM shall have [***] from the date the more favorable terms are first communicated in writing to DSM by Sirion to evaluate and accept such terms. In the event that DSM and the Sirion are unable to reach agreement on terms of production of Product, the parties shall conclude their arrangements hereunder; and Sirion shall complete its payment of any costs or charges hereunder.
6.	Expenses, Payments. Each party shall bear its own costs in connection with the negotiations and preparations pursuant to this MOA. DSM and Sirion agree that DSM shall initiate, as soon as reasonably possible, the work described in Schedules A and B as DSM may incur such expenses in the performance of the work. For purposes of funding such work, Sirion agrees to pay DSM, within [***] of the signing of this MOA, an initial payment (the “Initial Payment”) of $[***] as a pre-payment for initial project work to be accomplished by DSM following the signing of this MOA. In addition, Sirion agrees to pay DSM $[***] as a pre-payment prior to the initial work in Schedule B. In the event that this MOA is terminated and no Definitive Agreement is signed by DSM and Sirion, DSM will refund to Sirion any unused portion of the Initial Payment. Additional payments due hereunder shall be invoiced to Sirion by DSM on a net, [***] basis from date of invoice. Overdue payments shall bear interest at the rate of [***] per month, pro-rated for any partial month, beginning with the day following the due date and continuing to the date of payment.
7.	Limitation of Liability. DSM shall use its commercially reasonable efforts to perform the services contemplated hereunder in accordance with the Summary and Scope set forth in Schedules A and B, including Schedule A or B as it may be amended by mutual agreement of the parties. It is recognized and agreed by and between DSM and Sirion, however, that since the services are of a developmental or research nature, there can be no guarantee that they will be successfully completed, or successfully completed within the contemplated time frame, despite DSM’s commercially reasonable efforts to do so. DSM HEREBY DISCLAIMS ANY WARRANTIES OF MERCHANTIBILITY OR WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCT. SIRION’s ONLY REMEDY FOR BREACH OF THIS MOA SHALL BE FOR REFUND OF EXPENSES PAID TO DSM FOR SERVICES WHICH DID NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN SCHEDULES A AND/OR B, AS COMPLETED BY THE DATE OF TERMINATION OF THIS MOA. ALL OTHER DAMAGES, INCLUDING DAMAGES OR DELAYS, LOST PROFITS, LOST BUSINESS OPPORTUNITY, OR CONSEQUENTIAL, INDIRECT, AND PUNITIVE DAMAGES, ARE HEREBY EXCLUDED.
8.	Termination. This MOA shall terminate as follows:
(a)	At any time by either party upon thirty (30) days notice to the other, or upon three (3) days notice if the parties are unable to reach agreement on necessary changes to Schedule A or B.

(b)	Upon completion and signing of a Definitive Agreement.

(c)	Sixty (60) days following completion of any services set forth in Schedule A or B unless the parties mutually agree to extend this MOA.

(d)	Obligations at Termination. Upon termination of this MOA, neither party shall have any further rights against or obligations to the other hereunder except for the obligation of confidentiality set forth in Paragraph 3, and the obligation of (i) Sirion to reimburse DSM for the services completed by DSM pursuant to Paragraphs 1 and 5, or (ii) the obligation of DSM to refund to Sirion any unused portion of the Initial Payment pursuant to Paragraph 5 after all expenses have been paid, whichever of (i) or (ii) is applicable.
9.	Intellectual Property at Termination. If this MOA is terminated without any Definitive Agreements having been signed, then Sirion shall be entitled to copies of information generated by DSM during the development/transfer activities, provided that any technology owned by DSM, including developments thereof hereunder, shall remain the property of DSM unless licensed to Sirion upon mutually agreeable terms and conditions, including any royalties to be paid in connection with such license.
10.	Governing Law. This MOA shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflicts of law.
IN WITNESS WHEREOF, the parties have signed this Memorandum of Understanding by and through their authorized representatives, effective as of the date first set forth above.

DSM Pharmaceuticals, Inc. (“DSM”)

By:	/s/ Terence S. Novak

Terence S. Novak Chief Marketing Officer

Sirion Therapeutics, Inc. (“Sirion”)

By:	/s/ William Stringer

Name/Title:	William Stringer/VP Manufacturing/Compliance
Date:	9/20/2006

SCHEDULE A:
Scope and Assumptions for Pharamaceutical Development
Or Technology Transfer
Of Sirion’s Product
Schedules: Page 1

mapps Proposal template
Schedule A: ST-603 Solution Proposal for Sirion
Therapeutics, Inc. Transfer and CTM Batches
Issued for
Sirion Therapeutics, Inc.
3110 Cherry Palm Drive, Suite 340 Tampa, Florida 33619
September 18, 2006
Submitted By: Curtis Gingles
DSM Pharmaceuticals, Inc.
5900 NW Greenville Blvd.
Greenville, NC 27834
www.dsm.com
Confidential: for intended use only.
Copyright © 2004 DSM Pharmaceuticals, Inc.

Revision April 26, 2004	Valid for 60 days	Page 1
Proprietary and Confidential — DSM Pharmaceuticals
This document remains the property of DSM Pharmaceuticals and is intended for the exclusive use of the addressee.
Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

mapps Proposal template
CONTENTS

Section 1:	Executive Summary
1.1	Proposal Summary
1.2	Terms of Supply

Section 2:	Project Strategy
2.1	Project Scope
2.2	Transfer Strategy
2.3	Key Project Assumptions

Section 3:	Project Execution
3.1	High Level Milestones Timeline
3.2	Progress Reporting
3.3	Customer Responsibilities
3.4	Critical Success Factors
3.5	Change Management
3.6	Contacts Listing

Revision April 26, 2004	Valid for 60 days	Page 2
Proprietary and Confidential — DSM Pharmaceuticals
This document remains the property of DSM Pharmaceuticals and is intended for the exclusive use of the addressee.
Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

mapps Proposal template
Section 1: Executive Summary
1.1	Proposal Summary
This proposal/project is focused on executing all elements required to successfully transfer production and to providing subsequent ongoing clinical supply of ST -603 Solution on behalf of Sirion Therapeutics, Inc.
For this product transfer, DSM will utilize our mappsTM system to ensure successful implementation of ST -603 Solution as per the agreed upon schedule. mappsTM is our standardized methodology for executing technical transfer projects and was created and implemented to ensure the successful delivery of these types of projects in support of our customers strategic supply objectives.
1.2	Terms of Supply
1.2.1	Commercial Pricing

Per unit
Presentation	Batch Size	Price
[***]% sol [***]ml fill-[***]mI bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]mI bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]mI bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]ml bottle	[***]	$[***]/bottle

1.	Pricing above does not include the cost of the API.

2.	Pricing above is for bulk packaged vials, no secondary packaging.

3.	Assumes batch sizes as identified in tables above.

4.	DSM to get first right of refusal on the commercial production.

5.	Unit price will be finalized prior to the manufacture of validation batches.

6.	Annual pricing and minimum volumes subject to negotiated contract.

Revision April 26, 2004	Valid for 60 days	Page 3
Proprietary and Confidential — DSM Pharmaceuticals
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Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

mapps Proposal template
1.2.2	Technical Transfer Estimate

Transfer Activity Description	Pricing
Item #’s, RM and component procurement	$	[***]
Tech Transfer Dev activities	$	[***]
Process Validation Protocol Development	$	[***]
Tech Transfer of Analytical Methods and validation of Cleaning Methods	$	[***]

Total	$	[***]

1.	See Section 2 for details of services included in proposal.

2.	Mock PAl (optional)- $ [***]

3.	A down payment of $ [***] USD will be required to initiate the project.
Batch Cost

	Batch	Batch		#	Total
Batch Type	Size	Price		Batches	Price
Dev Batches	[***]	$	[***]	[***]	$	[***]
Placebo Batch	[***]	$	[***]	[***]	$	[***]
CTM Batches	[***]	$	[***]	[***]	$	[***]

				Total	$	[***]

1.	Includes manufacturing, packaging (where applicable), testing and release (where applicable). Price does not include drugs, chemicals, or packaging components.

2.	Batch costs are not included in the associated transfer costs.
Stability Estimate: No Stability requested
Section 2: Project Strategy
2.1 Project Scope
This project is intended to execute the transfer of ST-603 Solution for Sirion Therapeutics, Inc. and at the conclusion of transfer, DSM will be granted the first right to refusal by Sirion Therapeutics, Inc. The strategy for executing this project is as follows:
ST-603 Solution is an aseptically filled ophthalmic solution. The product is intended for distribution in the US. Sirion Therapeutics, Inc. is requesting a bid for transfer of the process to DPI Pharmaceuticals (DPI), validation of the process at DPI, and data for a NDA regulatory filing. The project requires at minimum the scope of work outlined below to qualify DPI as a site of manufacture for ST-603 Solution.
The project’s scope involves development and technology transfer of the ST-603 Solution product manufacture and is therefore developmental in nature. As such, issues and unexpected outcomes are anticipated for which ongoing technical support by DPI may be required. The project will be executed by DPI on a best efforts basis. The development exercise is finite as defined in this agreement. As such, not all technical issues regarding the process will be observed and identified. It is assumed that technical issues outside of the development exercise will be discovered in subsequent commercialization action and production activities. It is assumed that Sirion Therapeutics, Inc. maintains responsibility to support resolution of these technical issues and recognizes them as scope changes.
This proposal is based on a number of assumptions regarding the scope and complexity of many aspects of this project. If any of the assumptions made In this proposal are later found to be inaccurate the proposed prices quoted herein are no longer applicable and must be appropriately adjusted and possibly re-quoted.
In all aspects of this project, DPI is responsible for adhering to appropriate GMPs and sound defensible development or transfer plans which will be acceptable, in DPl’s opinion, to current regulatory expectations.

Revision April 26, 2004	Valid for 60 days	Page 4
Proprietary and Confidential — DSM Pharmaceuticals
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Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

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2.2	Transfer Strategy
2.2.1	Kick Off Meeting/Scope/Contract Finalization
Following proposal approval, a Memorandum of Agreement (MOA) will be approved by both organizations. After the MOA is in place, the project will be initiated. A joint team kick off meeting will be scheduled to review the technical assumptions of the bid. The scope will be defined and the proposal will be revised if needed.
2.2.2	Initial Process Feasibility/Transfer Activities
Joint Team meetings will be held to review the technical documents submitted by Sirion Therapeutics, Inc. for the manufacture, testing, and/or packaging of ST-603 Solution. Documents to be reviewed include master documents, technical reports from the client, trends observed in the dissolution and manufacturing, process flow proposed at DSM, etc.
DSM will initiate the item numbers and purchasing documents in order to receive and test the API.
2.2.3	Analytical Development
Microbiological Methods Development/Transfer — Sterility and Bacterial Endotoxin Testing will be required for the finished product
Analytical Methods Development/Transfer — API will be provided by Sirion Therapeutics. Inc. The first three lots will require full release testing: loss on drying, heavy metals, pH, HPLC assay and identification,• GC residual solvents. Additional lots will be accepted on a reduced testing schedule. Finished product testing will be performed by an alternate site.
2.2.4	Pharmaceutical Services
To facilitate the technology transfer of ST-603 Solution to DPI, the following strategy is proposed:
CTM batches to be performed in M2-33:
Lab Scale Development Batches

[***] for each formulation will be prepared to define the manufacturing processes. Areas for evaluation during the lab batches will include manufacturing and mixing parameters and filtration parameters.
Partial Scale Development Batches

[***] will be manufactured and filled. The purpose of these lots will be to define the manufacturing and filling processes at partial scale in commercial equipment. Areas for evaluation during the development batch include manufacturing and mixing parameters, filtration parameters, filling parameters, and fill weight. Analytical testing of the batch will include all intended release testing. Following the completion of the batches, a technical review meeting will be held to facilitate a joint DPI and Sirion Therapeutics, Inc. review of the batch data to verify that the processes are suitable for use in CTM. If it is determined that the processes are not well defined,. additional development batches may be required and would be beyond the scope of this proposal.
Placebo Batch

[***] will be manufactured and filled for use as CTM,
CTM Batches — [***] will be prepared. The [***] batches will represent [***] for each of the following presentations: [***]% [***]mL and [***]mL fill and [***]%[***]mL and [***]mL. Analytical testing for the CTM batches will include all intended in-process and release testing.

Revision April 26, 2004	Valid for 60 days	Page 5
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Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

mapps Proposal template
Please note the developmental nature of this project may require additional batches that are outside the scope of this bid.
2.2.5	Validation Services
DSM’s validation department will document the requirements for the transfer project in a Validation Project Plan to be approved by DSM, the client representatives, and DSM Quality Assurance. This project plan will outline the activities required to achieve the project goals. The following documents will be required, at a minimum, in order to fulfill validation requirements for the project: Validation Project Plan and Summary, Process Validation Protocol and Summary, Cleaning Limit Rationale Document, Cleaning Verification / Validation Protocol and Summary, confirmation of Container / Closure Integrity.
Additional document requirements, dependent upon the client selection of components and the product processing steps are: Component Machineability Protocol and Summary, Media Fill Protocol and Summary, Component Processing Protocols and Summaries (for qualification of processing of stoppers, vials, seals).
Qualification of the filter / solution system for extractables, microbial retention, and compatibility (to be performed at Millipore) will be required for commercial. If current filter media is the client filter of choice, the sterilization of the filter is already validated and no additional studies are necessary.
Procedures for cleaning will be transferred or developed and validated to verify the product can be removed from manufacturing equipment utilizing the DPI cleaning model.
2.2.6	Regulatory Services
The Customer will be responsible for submitting the Registration package for regulatory agency approval within a mutually agreed time from receipt of the package from DSM.
This proposal assumes that a data only package will be supplied by DSM to support the product registration. The deliverables for the registration package will be clearly defined at project initiation and included in the project timeline. If additional regulatory support activities are required, this will be considered a scope change.
2.2.7	Quality Assurance Strategy
DSM’s Quality Assurance department will act as a compliance consultant and provide Quality oversight for adherence to regulatory requirements. This will include but not limited to the following: Documentation, Validation, Investigations, and Vendors.
The following departments will agree to the project approach to development and validation and any required changes: Project Management, QA, Affected Business Unit (if applicable) and the customer.
The customer understands that DSM has considerable regulatory and compliance responsibility associated with this project In the event the existing Quality Agreement does not cover any issue that may arise each party will mutually agree to resolve these issues in the best interest of both parties and the project. In all aspects of this project, DSM is responsible for adhering to appropriate GMPs and sound defensible development or transfer plans which will be acceptable, in DSM’s opinion, to current regulatory expectations. DSM will not knowingly execute (or bypass) activities which are inconsistent with DSM’s Regulatory policies. At a minimum DSM’s Quality Systems must be met
DSM’s Quality Assurance Department will be responsible for oversight of project activities as it relates to adherence to regulatory requirements.

Revision April 26, 2004	Valid for 60 days	Page 6
Proprietary and Confidential — DSM Pharmaceuticals
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Disclosure, copying, distribution, or reliance on it be anyone else is prohibited except by written permission of DSM
Pharmaceuticals, Inc.

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2.3	Key Project Assumptions
2.3.1	General Assumptions
1.	Project requires completion of a MSDS, and assessment of Safety issues, potential environmental concerns, and wastes disposal procedures, as appropriate for this project. This proposal assumes there are no safety concerns for this API or product. It is assumed that during manufacturing and packaging the exposure level will remain below the OEL (Occupational Exposure Limit) and that no facility or procedural changes will be required to support this product.

2.	Raw materials, packaging components, change parts and special or custom shipping containers supplied by DPI will be billed to Sirion Therapeutics, Inc. at cost to DPI, plus a handling fee.

3.	Shipping of product, product samples, and documentation will be freight collect FOB Greenville.

4.	It is assumed that additional process development and process scale-up activities may be required during the course of the project Because such activities are not clearly defined at the bid stage, they are not included in the bid estimate. It is assumed that any additional process development work will be defined and included in a separate proposal as a scope change.
2.3.2	Product / Manufacturing Assumptions
5.	ST-603 Solution is to be manufactured according to all applicable cGMP requirements. The product will be manufactured on the drop dose line in the Steriles South facility.

6.	The compounding process is a single shift operation. Filling is a single shift operation. The hold times for manufacturing and filling will be established during the manufacture of development, and registration batches. Minimum bulk hold times of at least 24-48 hours are assumed

7.	The CTM batch sizes for M2-33 are estimated at 10,000 filled units. Commercial batch sizes are estimated at 50,000 vials, final batch sizes for M2-34 will be determined when the filler is in place.

8.	Sirion Therapeutics, Inc. is to approve all master batch documentation prior to batch scheduling. DPI will send master documents by express mail or FAX. Sirion Therapeutics, Inc. will complete the review and approval within [***] of receipt, or provide written feedback. Approval from Sirion Therapeutics, Inc. will be supplied by FAX and express mail signatures of original signed approvals are required. The project plan assumes no delays due to critical document revision.

9.	DSM will fully test the [***] lots of API and test subsequent lots on a reduced testing schedule.

10.	Sirion Therapeutics, Inc. will supply DPI with a written certification of cGMP compliance of the API manufacturing facilities to facilitate item number assignment and release of the API for use.

11.	All materials supplied by Sirion Therapeutics, Inc. will arrive at DPI with appropriate documentation to be received into DPI’s inventory management system, including, but not limited to, a certificate of analysis.

12.	This bid assumes dedicated product contact equipment is not required, however, known required capital is included in the bid.

13.	It is assumed that product contact parts and equipment can be cleaned using standard DPI cleaning processes. This bid includes cleaning process development It is also assumed that standard DPI cleaning processes can be validated for removal of ST-603 Solution from product contact equipment to support multi-product use of the equipment.

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Pharmaceuticals, Inc.

mapps Proposal template
If it is determined that the cleaning of product contact parts and equipment cannot be validated, this would be considered a scope change requiring dedicated product contact parts which may necessitate re-evaluation of which filling line could be used to produce the product.
14.	Target fill weights for the commercial product will be [***]mL and [***]mL. Fill tolerances will be established during development batches based on equipment capabilities using the actual product formulation.

15.	It is assumed that Sirion Therapeutics, Inc, can provide product contact compatibility data for product contact surfaces to DPI. If this assumption is incorrect, additional development work to generate this data will be required and is outside the scope of this proposal.

16.	Filter validation (including protocols and packages for extractables, compatibility, and microbial retention) is required for the selected filter/solution system. It is assumed that Sirion Therapeutics, Inc. will agree to use [***] filters for any pre-filters and sterilizing filters and contract with [***] to generate data for extractables, compatibility, and microbial retention. Additional sterilization validation will be required if the selected filter differs from existing DPI validated filters and would be considered to be an additional scope of work which is not included in this proposal. Utilization of filters other than [***] is outside the scope of this bid.

17.	The product will be 100% inspected. Sirion Therapeutics, Inc. and DPI will jointly determine inspection criteria.

18.	Sirion Therapeutics, Inc. is responsible for ensuring that finished product is shipped under appropriate conditions according to customer-supplied specifications.
2.3.3	Analytical Assumptions
19.	The API will require the generation of a new item number and purchasing documentation, as well as the creation of a new analytical standard (test methods and specifications) and transfer of analytical methods. If such materials are not supplied by existing DPI-approved suppliers or by the customer’s audited and cGMP-certified supplier, performance of a cGMP audit and certification will be required by either the customer or DPI and is outside the scope of this estimate, All other raw materials are assumed to be existing DPI item numbers from DPI-approved suppliers and releasable by existing DPI specifications. If non-DPI-approved suppliers must be used to source these materials, or if different, additional or fewer specifications are required, this would render these materials different from existing DPl item numbers, requiring the generation of new item numbers and purchasing documentation as well as the creation of new analytical standards (test methods and specifications) and the need to formally transfer any related analytical methods. None of these additional activities are included in the scope of this estimate. An analytical standard must also be generated for the finished product. Analytical standards are critical documents and review/approval is required.

20.	Raw materials (API and excipients) and finished product testing is based on the efficiencies gained by ganging similar testing together to the extent practicable and accepting data from CoA from qualified testing labs. To affect this, the cost to the client of testing is based on the concurrent testing of several lots of material or product (to the maximum extent that testing efficiencies can be realized). These testing efficiencies are passed on to the client in the form of a reduced price for concurrently lots to nonconcurrent lots. If testing is executed with less concurrent testing than originally assumed, this constitutes a scope change and will result in a higher testing price than presented in this estimate.

21.	Sirion Therapeutics, Inc. will provide product for use in analytical method transfer and cleaning process evaluation.

22.	It is assumed that DPI laboratories are capable of performing required product testing with existing instrumentation. Testing which DPI cannot currently support either due to instrumentation or capabilities is outside the scope of this estimate. If it is determined DPI is not capable of supporting testing, any additional equipment is not included in the scope of this estimate.

Revision April 26, 2004	Valid for 60 days	Page 8
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23.	It is assumed that development and validation of a cleaning method for product residue with sufficient sensitivity for DPl cleaning validation is required.

24.	Analytical transfer of previously developed and validated microbiological test methods (pre-filtration bioburden, sterility and bacterial endotoxin) will be performed by method revalidation using appropriate challenges per USP expectations and, as appropriate, other compendial approaches. If such methods are found to not exist or have not been previously validated, additional method development/validation is not included in the scope of this estimate.

25.	Since the customer’s test methods are unfamiliar to DPI at this time, all analytical bids employing anticipated test times should be considered approximations of the actual time that may be required. The customer will only be charged for and agrees to pay for the time actually utilized to execute the various testing functions, including validation, method transfer, verification, In-process, Release and Stability Testing of Raw Materials and Products.

26.	All analytical activities assume that the execution of the test procedures will yield acceptable results on the first attempt, requiring no second/third stage or repeat testing and no OOS investigations. If such activities do occur, they are outside the scope of this estimate and will result in a higher cost to the customer than presented in this estimate.

27.	Analytical transfers of any chemistry test methods will be performed primarily by the collaborative transfer approach with the Customer responsible for generating the transfer protocol and DPI writing the final report. DPI will be responsible for providing comments to and approving the customer’s protocol. Both parties will execute their portion of the transfers. The customer will submit test results to DPI, and provide comments to and approve DPl’s final report. Sirion Therapeutics, Inc. will generate all analytical method transfer protocols and approve all transfer reports. Sirion Therapeutics, Inc. will complete the review and approval within three working days of receipt, or provide written feedback. Approval from Sirion Therapeutics, Inc. will be supplied by FAX and express mail signatures of originals are required. A maximum of two reviews each by DPI and the customer will occur per document The project plan assumes no delays due to critical documentation revision.

28.	Every effort has been made to anticipate the required analytical support for this project and its realistic labor requirements. Nevertheless, project scope changes and unexpected developments can occur which affect the accuracy of this estimate in ways and extents that cannot be anticipated. It is assumed that the customer accepts that these situations can occur and is willing to pay for such unanticipated changes should they result in a higher price than presented in this estimate. This includes method ruggedness and robustness issues that may not become apparent until sufficient testing has been completed by DPI.

29.	Stability testing will be performed by an alternate site.

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Section 3: Project Execution
3.1	High Level Milestones Timeline

Note:	The timeline below is based on a best efforts estimate to meet Sirion’s CTM requirements. A detailed timeline will be provided after scope definition is completed at the T2 milestone.

Table 1: High Level Milestones	Tech. Transfer
Milestone Estimate	Step Duration – ends
T0 – Written Authorization	[***]
T1 – Project Initiation: Int & Ext Kickoff Mtgs, scope gap analysis	[***]
T2 – Project Scope Finalized	[***]
T3 – Facility/Equip/Dev Materials Ready: No change parts	[***]
T4 – Transfer / Development Complete (Submission Prep Package)	[***]
T4 – Placebo	[***]
T-4 – 4 CTM Batches produced	[***]
3.2	Progress Reporting
Progress on this project is reported to Sirion Therapeutics, Inc. as part of regularly scheduled project team meetings (frequency to be determined at project initiation).
DSM Pharmaceuticals’ Milestone and Activity-based Project Planning System (mapps™) is a proprietary project management system that ensures the successful delivery of development and process transfer projects. mapps™ offers customers a clearly defined milestone-based method of planning and executing projects. In addition to providing a customized project plan,. customers also receive standardized monthly milestone progress reports. The system also includes an integrated resource-loaded master schedule to ensure efficient allocation of project resources.
3.3	Customer Responsibilities
The successful execution of this project requires the cooperation and coordination of the DSM and the Sirion Therapeutics, Inc. project teams at key points within the project timeline. The project timeline requires that the following timeframes be supported by the Sirion Therapeutics, Inc. project team in order to assure timely completion:
•	Sirion Therapeutics, Inc. Regulatory group will file regulatory package in a mutually agreed upon timeframe.

•	Customer will be able to provide required document approvals within [***].

•	Customer will provide analytical methods documentation for evaluation by DSM analytical staff within [***] of project initiation.

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3.4	Critical Success Factors
There are many elements within the project schedule that need to occur, the following critical success factors are especially important and will require special attention by both DSM and Sirion Therapeutics, Inc. throughout execution of this work. These items include:
•	Identification and qualification of API source.

•	Creation and approval of master documents.

•	Commitments made by both DSM and Sirion Therapeutics, Inc. with regards to timely review and turnaround of project documentation must be honored.
3.5	Change Management and Control
Maintaining original project scope and property managing requested scope changes during the execution of this project is a key requirement of effective project management and allows for timely completion of project deliverables. Having an agreed to process will help to protect the interests of both Sirion Therapeutics, Inc. and DSM, and will ultimately ensure the ultimate success and satisfaction of both companies. In order to support this key project management factor the following controls will be utilized:
i.	Sirion Therapeutics. Inc. requested scope changes - Formal requests for scope changes will be forwarded by the designated Sirion Therapeutics. Inc. Project Leader to the designated DSM Project Manager for evaluation and pricing. DSM will provide formal written response within [***].

ii.	DSM requested scope changes - Formal requests for scope changes will be forwarded by the Account Manager to the designated Sirion Therapeutics, Inc. Project leader for evaluation and acceptance. Sirion Therapeutics, Inc. will provide formal written response within [***].
3.6	Contact Listing
Primary DSM contacts for this proposal are as follows:
Table 1: Contacts

Name	Phone number	Role	E-mail address
Bill Conway	480-538-4870	New Business Director	Bill.Conway@dsm.com
Curtis Gingles	252-707-7041	New Business Manager	Curtis.Gingles@dsm.com
Denise Muck	252-707 -7914	Strategic Planning	Denise.Muck@dsm.com
Norma Noble	252-707 -2476	Project Management	Norma.Noble@dsm.com

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SCHEDULE B:
Scope and Assumptions for Pharamaceutical Development
Or Technology Transfer
Of Sirion Therapeutics, Inc.’s Product
Schedules: Page 2

mapps Proposal template
Schedule B: ST-603 Solution Proposal for Sirion
Therapeutics, Inc. Registration Batches and
Commercial
Issued for
Sirion Therapeutics, Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, Florida 33619
September 15, 2006
Submitted By: Curtis Gingles
DSM Pharmaceuticals, Inc.
5900 NW Greenville Blvd.
Greenville, NC 27834
www.dsm.com
Confidential: for intended use only.
Copyright © 2004 DSM Pharmaceuticals, Inc.

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CONTENTS

Section 1:	Executive Summary
1.1	Proposal Summary
1.2	Terms of Supply

Section 2:	Project Strategy
2.1	Project Scope
2.2	Transfer Strategy
2.3	Key Project Assumptions

Section 3:	Project Execution
3.1	High Level Milestones Timeline
3.2	Progress Reporting
3.3	Customer Responsibilities
3.4	Critical Success Factors
3.5	Change Management
3.6	Contacts Listing

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Section 1: Executive Summary
1.1	Proposal Summary
This proposal/project is focused on executing all elements required to successfully complete the transfer and validate production and to providing subsequent ongoing commercial supply of ST-603 Solution on behalf of Sirion Therapeutics, Inc.
For this product transfer, DSM will utilize our mappsTM system to ensure successful implementation of ST-603 Solution as per the agreed upon schedule. mappsTM is our standardized methodology for executing technical transfer projects and was created and implemented to ensure the successful delivery of these types of projects in support of our customers strategic supply objectives.
1.2	Terms of Supply
1.2.1	Commercial Pricing

Per unit
Presentation	Batch Size	Price
[***]% sol [***]ml fill-[***]ml bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]ml bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]ml bottle	[***]	$[***]/bottle
[***]% sol [***]ml fill-[***]ml bottle	[***]	$[***]/bottle

1.	Pricing above does not include the cost of the API.

2.	Pricing above is for bulk packaged vials, no secondary packaging.

3.	Assumes batch sizes as identified in tables above.

4.	Unit price will be finalized prior to the manufacture of validation batches.

5.	Annual pricing and minimum volumes subject to negotiated contract.

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1.2.2	Technical Transfer Estimate

Transfer Activity Description	Pricing
Regulatory Support-Registration Batches Filter Validation Support PV Batch Support [***] batches Regulatory Support PV Batches TOTAL =	$[***] $[***] $[***] $[***] $[***]

1.	See Section 2 for details of services included in proposal.

2.	Mock PAl (optional)— $ [***]

3.	A down payment of $ [***] USD will be required to initiate the project.
Batch Cost

	Batch	Batch	#	Total
Batch Type	Size	Price	Batches	Price
Water Batch for 7.5ml Bottle	[***]	$[***]	[***]	$[***]
Media Fill for Container Closure	[***]	$[***]	[***]	$[***]
Registration Batches	[***]	$[***]	[***]	$[***]
Dev Batches	[***]	$[***]	[***]	$[***]
Process Validation Batches	[***]	Commercial Price	[***]	Commercial Price
			Total	$[***]

1.	Includes manufacturing, packaging (where applicable), testing and release (where applicable). Price does not include drugs, chemicals, or packaging components.

2.	Batch costs are not included in the associated transfer costs.
Stability Estimate: No Stability requested
Capital Estimate: No Capital expected at this time. DSM will be funding ~$ [***] in change parts for the new drop dose filler line for commercial volumes.
Section 2: Project Strategy
2.1	Project Scope
This project is intended to complete the transfer and validation of ST-603 Solution for Sirion Therapeutics, Inc. and at the conclusion of transfer, DSM will also commercially supply this product for Sirion Therapeutics, lnc. The strategy for executing this project is as follows:
ST-603 Solution is an aseptically filled ophthalmic solution. The product is intended for distribution in the US. Sirion Therapeutics, Inc. is requesting a bid for transfer of the process to DPI Pharmaceuticals (DPI), validation of the process at DPI, and data for a NDA regulatory filing. The project requires at minimum the scope of work outlined below to qualify DPI as a site of manufacture for ST-603 Solution.
The project’s scope involves development and technology transfer of the ST-603 Solution product manufacture and is therefore developmental in nature. As such, issues and unexpected outcomes are anticipated for which ongoing technical support by DPI may be required. The project will be executed by DPI on a best efforts basis. The development exercise is finite as defined in this agreement. As such, not all technical issues regarding the process will be observed and identified. It is assumed that technical issues outside of the development exercise will be discovered in subsequent commercialization action and production activities. It is assumed that Sirion Therapeutics, Inc. maintains responsibility to support resolution of these technical issues and recognizes them as scope changes.
This proposal is based on a number of assumptions regarding the scope and complexity of many aspects of this project. If any of the assumptions made in this proposal are later found to

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be inaccurate or incorrect, the proposed prices quoted herein are no longer applicable and must be appropriately adjusted and possibly re-quoted,
In all aspects of this project, DPI is responsible for adhering to appropriate GMPs and sound defensible development or transfer plans which will be acceptable, in DPl’s opinion, to current regulatory expectations.
2.2	Transfer Strategy
2.2.1	Kick Off Meeting/Scope/Contract Finalization
Following proposal approval, a Memorandum of Agreement (MOA) will be approved by both organizations. After the MOA is in place, the project will be initiated. A joint team kick off meeting should not be required since this is an extension of a Phase III CTM project.
2.2.2	Initial Process Feasibility/Transfer Activities
Joint Team meetings will be held to continue the transfer/validation activities for the manufacture, testing, and/or packaging of ST-603 Solution.
All item numbers and purchasing documents should be in place from previous Phase III activities to receive and test the API. Any changes will be handled with a scope change
2.2.3	Analytical Development
All Testing and Cleaning verification methods should be in place from the previous Phase III activities. Any changes will be handled with a scope change
2.2.4	Pharmaceutical Services
To facilitate the technology transfer of ST-603 Solution to DPI, the following strategy is proposed:
Part 2 to be performed in M2-34 with new filler and room upgrades:
Registration Batches — [***] of [***] bottles each will be prepared. The [***] will represent [***] for each of the following presentations: [***]%[***]mL and [***]mL fill and [***]%[***]mL and [***]mL. Analytical testing for the CTM batches will include all intended in-process and release testing.
Partial Scale Development Batches
[***] ([***] per formulation) will be manufactured and filled. The purpose of these lots will be to define the manufacturing and filling processes at partial scale in commercial equipment. Areas for evaluation during the development batch include manufacturing and mixing parameters, filtration parameters, filling parameters, and fill weight. Analytical testing of the batch will include all intended release testing. Following the completion of the batches, a technical review meeting will be held to facilitate a joint DPI and Sirion Therapeutics, Inc. review of the batch data to verify that the processes are suitable for use in PV batches.
Process Validation (PV) Batches — A minimum of [***] will be produced to support validation of the process transfer for four presentations. Analytical testing for the PV batches will include all intended in-process and release testing plus any additional testing agreed to by DPI and Sirion Therapeutics, Inc. The details of the additional PV testing will be documented in the PV Protocol. These batches can be utilized for commercial release following regulatory approval.

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2.2.5	Validation Services
DSM’s validation department will document the requirements for the transfer project in a Validation Project Plan to be approved by DSM, the client representatives, and DSM Quality Assurance. This project plan will outline the activities required to achieve the project goals. The following documents will be required, at a minimum, in order to fulfill validation requirements for the project: Validation Project Plan and Summary, Process Validation Protocol and Summary, Cleaning Limit Rationale Document, Cleaning Verification / Validation Protocol and Summary, confirmation of Container / Closure Integrity.
Additional document requirements, dependent upon the client selection of components and the product processing steps are: Component Machineability Protocol and Summary, Media Fill Protocol and Summary, Component Processing Protocols and Summaries (for qualification of processing of stoppers, vials, seals).
Qualification of the filter / solution system for extractables, microbial retention, and compatibility (to be performed at Millipore) will be required. If current filter media is the client filter of choice, the sterilization of the filter is already validated and no additional studies are necessary.
Procedures for cleaning will be transferred or developed and validated to verify the product can be removed from manufacturing equipment utilizing the DPI cleaning model.
2.2.6	Regulatory Services
The Customer will be responsible for submitting the Registration package for regulatory agency approval within a mutually agreed time from receipt of the package from DSM.
This proposal assumes that a data only package will be supplied by DSM to support the product registration. The deliverables for the registration package will be clearly defined at project initiation and included in the project timeline. If additional regulatory support activities are required, this will be considered a scope change.
2.2.7	Quality Assurance Strategy
DSM’s Quality Assurance department will act as a compliance consultant and provide Quality oversight for adherence to regulatory requirements.
This will include but not limited to the following: Documentation, Validation, Investigations, and Vendors.
The following departments will agree to the project approach to development and validation and any required changes: Project Management, QA, Affected Business Unit (if applicable) and the customer.
The customer understands that DSM has considerable regulatory and compliance responsibility associated with this project. In the event the existing Quality Agreement does not cover any issue that may arise each party will mutually agree to resolve these issues in the best interest of both parties and the project. In all aspects of this project, DSM is responsible for adhering to appropriate GMPs and sound defensible development or transfer plans which will be acceptable, in DSM’s opinion, to current regulatory expectations. DSM will not knowingly execute (or bypass) activities which are inconsistent with the above or which will jeopardize DSM’s regulatory status. At a minimum DSM’s Quality Systems must be met.
DSM’s Quality Assurance Department will be responsible for oversight of project activities as it relates to adherence to regulatory requirements.

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2.3	Key Project Assumptions
2.3.1	General Assumptions
1.	Project requires completion of a MSDS, and assessment of Safety issues, potential environmental concerns, and wastes disposal procedures, as appropriate for this project. This proposal assumes there are no safety concerns for this API or product. It is assumed that during manufacturing and packaging the exposure level will remain below the OEL (Occupational Exposure Limit) and that no facility or procedural changes will be required to support this product.

2.	Raw materials, packaging components, change parts and special or custom shipping containers supplied by DPI will be billed to Sirion Therapeutics, Inc. at cost to DPI, plus a handling fee.

3.	Shipping of product, product samples, and documentation will be freight collect FOB Greenville.

4.	It is assumed that additional process development and process scale-up activities may be required during the course of the project. Because such activities are not clearly defined at the bid stage, they are not included in the bid estimate. It is assumed that any additional process development work will be defined and included in a separate proposal as a scope change.
2.3.2	Product / Manufacturing Assumptions
5.	ST-603 Solution is to be manufactured according to all applicable cGMP requirements. The product will be manufactured on the drop dose line in the Steriles South facility.

6.	The compounding process is a single shift operation. Filling is a single shift operation. The hold times for manufacturing and filling will be established during the manufacture of development, and registration batches. Minimum bulk hold times of at least 24 -48 hours are assumed

7.	The Registration batches in M2-34 are estimated at [***] filled units. Commercial batch sizes are estimated at [***] vials, final batch sizes for M2-34 will be determined when the filler is in place.

8.	Sirion Therapeutics, Inc. is to approve all master batch documentation prior to batch scheduling. DPI will send master documents by express mail or FAX. Sirion Therapeutics, Inc. will complete the review and approval within [***] of receipt, or provide written feedback. Approval from Sirion Therapeutics, Inc. will be supplied by FAX and express mail signatures of original signed approvals are required. The project plan assumes no delays due to critical document revision.

9.	DSM will fully test the [***] of API and test subsequent lots on a reduced testing schedule.

10.	Sirion Therapeutics, Inc. will supply DPI with a written certification of cGMP compliance of the API manufacturing facilities to facilitate item number assignment and release of the API for use.

11.	All materials supplied by Sirion Therapeutics, Inc. will arrive at DPI with appropriate documentation to be received into DPI’s inventory management system, including, but not limited to, a certificate of analysis.

12.	This bid assumes dedicated product contact equipment is not required, however, known required capital is included in the bid.

13.	It is assumed that product contact parts and equipment can be cleaned using standard DPI cleaning processes. This bid includes cleaning process development. It is also assumed that standard DPI cleaning processes can be validated for removal of ST-603

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Solution from product contact equipment to support multi-product use of the equipment. If it is determined that the cleaning of product contact parts and equipment cannot be validated, this would be considered a scope change requiring dedicated product contact parts which may necessitate re-evaluation of which filling line could be used to produce the product.
14.	Target fill weights for the commercial product will be [***]mL and [***]mL. Fill tolerances will be established during development batches based on equipment capabilities using the actual product formulation.

15.	It is assumed that Sirion Therapeutics, Inc. can provide product contact compatibility data for product contact surfaces to DPI. If this assumption is incorrect, additional development work to generate this data will be required and is outside the scope of this proposal.

16.	Filter validation (including protocols and packages for extractables, compatibility, and microbial retention) is required for the selected filter/solution system. It is assumed that Sirion Therapeutics, Inc. will agree to use [***] filters for any pre-filters and sterilizing filters and contract with [***] to generate data for extractables, compatibility, and microbial retention. Additional sterilization validation will be required if the selected filter differs from existing DPI validated filters and would be considered to be an additional scope of work which is not included in this proposal. Utilization of filters other than [***] is outside the scope of this bid.

17.	The product will be 100% inspected. Sirion Therapeutics, Inc. and DPI will jointly determine inspection criteria.

18.	Sirion Therapeutics, Inc. is responsible for ensuring that finished product is shipped under appropriate conditions according to customer-supplied specifications.
2.3.3	Analytical Assumptions
The following are basic analytical assumptions and some may not apply to this portion of the proposed activities, but apply to the overall project.
19.	The API will require the generation of a new item number and purchasing documentation, as well as the creation of a new analytical standard (test methods and specifications) and transfer of analytical methods. If such materials are not supplied by existing DPI-approved suppliers or by the customer’s audited and cGMP-certified supplier, performance of a cGMP audit and certification will be required by either the customer or DPI and is outside the scope of this estimate. All other raw materials are assumed to be existing DPI item numbers from DPI-approved suppliers and releasable by existing DPI specifications. If non-DPI-approved suppliers must be used to source these materials, or if different, additional or fewer specifications are required, this would render these materials different from existing DPI item numbers, requiring the generation of new item numbers and purchasing documentation as well as the creation of new analytical standards (test methods and specifications) and the need to formally transfer any related analytical methods. None of these additional activities are included in the scope of this estimate. An analytical standard must also be generated for the finished product. Analytical standards are critical documents and review/approval is required.

20.	Raw materials (API and excipients) and finished product testing is based on the efficiencies gained by ganging similar testing together to the extent practicable and accepting data from CoA from qualified testing labs. To affect this, the cost to the client of testing is based on the concurrent testing of several lots of material or product (to the maximum extent that testing efficiencies can be realized). These testing efficiencies are passed on to the client in the form of a reduced price for concurrently lots to nonconcurrent lots. If testing is executed with less concurrent testing than originally assumed, this constitutes a scope change and will result in a higher testing price than presented in this estimate.

21.	Sirion Therapeutics, Inc. will provide product for use in analytical method transfer and cleaning process evaluation.

22.	It is assumed that DPI laboratories are capable of performing required product testing with existing instrumentation. Testing which DPI cannot currently support either due to

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instrumentation or capabilities is outside the scope of this estimate. If it is determined DPI is not capable of supporting testing, any additional equipment is not included in the scope of this estimate.
23.	It is assumed that development and validation of a cleaning method for product residue with sufficient sensitivity for DPI cleaning validation is required.

24.	Analytical transfer of previously developed and validated microbiological test methods (pre-filtration bioburden, sterility and bacterial endotoxin) will be performed by method revalidation using appropriate challenges per USP expectations and, as appropriate, other compendial approaches. If such methods are found to not exist or have not been previously validated, additional method development/validation is not included in the scope of this estimate.

25.	Since the customer’s test methods are unfamiliar to DPI at this time, all analytical bids employing anticipated test times should be considered approximations of the actual time that may be required. The customer will only be charged for and agrees to pay for the time actually utilized to execute the various testing functions, including validation, method transfer, verification, In-process, Release and Stability Testing of Raw Materials and Products.

26.	All analytical activities assume that the execution of the test procedures will yield acceptable results on the first attempt, requiring no second/third stage or repeat testing and no OOS investigations. If such activities do occur, they are outside the scope of this estimate and will result in a higher cost to the customer than presented in this estimate.

27.	Analytical transfers of any chemistry test methods will be performed primarily by the collaborative transfer approach with the Customer responsible for generating the transfer protocol and DPI writing the final report. DPI will be responsible for providing comments to and approving the customer’s protocol. Both parties will execute their portion of the transfers. The customer will submit test results to DPI, and provide comments to and approve DPl’s final report. Sirion Therapeutics, Inc. will generate all analytical method transfer protocols and approve all transfer reports. Sirion Therapeutics, Inc. will complete the review and approval within three working days of receipt, or provide written feedback. Approval from Sirion Therapeutics, Inc. will be supplied by FAX and express mail signatures of originals are required. A maximum of two reviews each by DPI and the customer will occur per document. The project plan assumes no delays due to critical documentation revision.

28.	Every effort has been made to anticipate the required analytical support for this project and its realistic labor requirements. Nevertheless, project scope changes and unexpected developments can occur which affect the accuracy of this estimate in ways and extents that cannot be anticipated. It is assumed that the customer accepts that these situations can occur and is willing to pay for such unanticipated changes should they result in a higher price than presented in this estimate. This includes method ruggedness and robustness issues that may not become apparent until sufficient testing has been completed by DPI.

29.	Stability testing will be performed by an alternate site.

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Section 3: Project Execution
3.1	High Level Milestones Timeline

Note:	The timeline below is based on historical data from similar projects assuming filing with 1 lot and 3-months data. A detailed timeline will be provided after scope definition is completed at the T2 milestone.

Table 1: High Level Milestones Milestone	Tech. Transfer
Step Duration – ends
T0 – Written Authorization
T1 – Project Initiation: Int & Ext Kickoff Mtgs, scope gap analysis
T2 – Project Scope Finalized
T3 – Facility/Equip/Dev Materials Ready: Change parts, no major capital
T4 – Transfer / Development Complete Dev Batches
T4 – Registration Batches in M2-34 – 10ml
T5 – DPI Submission
T6 – Regulatory Application filed
T4 – PV Batches in M2-34
T7 – Regulatory Approval
T8 – Launch
[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]
3.2	Progress Reporting
Progress on this project is reported to Sirion Therapeutics, Inc. as part of regularly scheduled project team meetings (frequency to be determined at project initiation).
DSM Pharmaceuticals’ Milestone and Activity-based Project Planning System (mapps™) is a proprietary project management system that ensures the successful delivery of development and process transfer projects. mapps™ offers customers a clearly defined milestone-based method of planning and executing projects. In addition to providing a customized project plan, customers also receive standardized monthly milestone progress reports. The system also includes an integrated resource-loaded master schedule to ensure efficient allocation of project resources.
3.3	Customer Responsibilities
The successful execution of this project requires the cooperation and coordination of the DSM and the Sirion Therapeutics, Inc. project teams at key points within the project timeline. The project timeline requires that the following timeframes be supported by the Sirion Therapeutics, Inc. project team in order to assure timely completion:
•	Sirion Therapeutics, Inc. Regulatory group will file regulatory package in a mutually agreed upon timeframe.

•	Customer will be able to provide required document approvals within [***].

•	Customer will provide analytical methods documentation for evaluation by DSM analytical staff within [***] of project initiation.

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3.4	Critical Success Factors
There are many elements within the project schedule that need to occur, the following critical success factors are especially important and will require special attention by both DSM and Sirion Therapeutics, Inc. throughout execution of this work. These items include:
•	Identification and qualification of API source.

•	Creation and approval of master documents.

•	Commitments made by both DSM and Sirion Therapeutics, Inc. with regards to timely review and turnaround of project documentation must be honored.
3.5	Change Management and Control
Maintaining original project scope and properly managing requested scope changes during the execution of this project is a key requirement of effective project management and allows for timely completion of project deliverables. Having an agreed to process will help to protect the interests of both Sirion Therapeutics, Inc. and DSM, and will ultimately ensure the ultimate success and satisfaction of both companies. In order to support this key project management factor the following controls will be utilized:
i.	Sirion Therapeutics, Inc. requested scope changes - Formal requests for scope changes will be forwarded by the designated Sirion Therapeutics. Inc. Project Leader to the designated DSM Project Manager for evaluation and pricing. DSM will provide formal written response within [***].

ii.	DSM requested scope changes — Formal requests for scope changes will be forwarded by the Account Manager to the designated Sirion Therapeutics, Inc. Project Leader for evaluation and acceptance. Sirion Therapeutics, Inc. will provide formal written response within [***].
3.6	Contact Listing
Primary DSM contacts for this proposal are as follows:
Table 1: Contacts

Name	Phone number	Role	E-mail address
Bill Conway	480-538-4870	New Business Director	Bill.Conway@dsm.com
Curtis Gingles	252-707-7041	New Business Manager	Curtis.Gingles@dsm.com
Denise Muck	252-707-7914	Strategic Planning	Denise.Muck@dsm.com
Norma Noble	252-707-2476	Project Management	Norma.Noble@dsm.com

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